(NYSE MKT: HH) Corporate Presentation March 2017

Safe Harbor 2 Special Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company’s plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: “expect,” “continue,” “should,” “may,” “will,” “project,” “anticipate,” “believe,” “plan,” “goal,” and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward- looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to close the merger transaction with Provant Health Solutions and to realize the expected synergies and other benefits from the merger; our ability to successfully implement our business strategy and integrate Accountable Health Solutions’ and Provant Health Solutions’ business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information. Any references to documents not included in the presentation itself are qualified by the full text and content of those documents. During our prepared comments or responses to your questions, we may offer incremental metrics to provide greater insight into the dynamics of our business or our quarterly results, such as references to EBITDA, adjusted EBITDA and other measures of financial performance. Please be advised that this additional detail may be one-time in nature and we may or may not provide an update in the future. These and other financial measures may also have been prepared on a non-GAAP basis.

Additional Information about the Proposed Merger and Where to Find It  In connection with the previously disclosed proposed merger with Provant, the Company has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) (SEC file number 333-216760), including a proxy statement/prospectus, but the registration statement has not yet become effective. Shareholders of the Company are urged to read these materials because they contain important information about the Company, Provant, and the proposed merger. The proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062, Attention: Legal Department. Shareholders of the Company are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.  This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation  The Company and its directors and executive officers and Provant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and from the Company at the address described above. 3

Stock Symbol: HH Exchange: NYSE Recent Price: $0.76 52-Week Range: $0.65 to $2.70 Shares Outst: 11.8M Market Cap: $9M 2016 Revenue $34.3M Fiscal year End Dec. 31 Sector: Healthcare Industry: Specialized Health Services F/T Employees: 200 Headquarters: Olathe, KS 66062 Data as of 03/09/17 Hooper Holmes Inc. Key Statistics 4

5 One of the largest pure-play Health & Wellness companies On-site screenings, risk assessments, and immunizations Technology platform capabilities and coaching Engagement and advanced data management

6 Hooper Holmes – Provant Merger Transaction Overview On 3/8/17 Hooper Holmes announced plans to merge with Provant – expected to close Q2’ 17 › Combined pro-forma revenues of $67 million in 2016 › Annualized synergistic savings of $7+ million › Transaction expected to be accretive to adjusted EBITDA, projected to be $3 million in last 9 months of 2017, once combined › No overlap of existing customer base › Increases to scale as a combined entity with complementary strengths in both operations and technology › Significant operational synergies and improved financial performance Merger creates a compelling financial model › Merger of two leading health & well-being companies › Committed financing enhances capital position to support integration and growth › All-stock transaction increasing scale and enhancing scope › Expected transaction closing in 2Q 2017 › 3 directors from existing HH board › 3 directors from Provant board › 1 independent director Support of Board of Directors › Provant shareholders and existing HH shareholders to contribute $3.5 million of additional capital on an equal basis Commitment from existing shareholders

7 A New Comprehensive, Pure-Play Wellness Leader Value and Growth Drivers Biometric screenings, complex blood analysis Health coaching & condition management Well-being portal, personalized nutrition, sleep, finance, trackers, challenges Advanced data management, analysis, reporting › Innovation capabilities – Driving evidence-based, actionable screenings and digital interventions › Scale – Large portfolio of clinical screenings and next-generation digital technologies › Growth in adjacent sales opportunities – Tools and resources to take advantage of potential sales opportunities across customer categories › Leverage client and channel relationships – Complementary sales channels and revenue sources Combination of Hooper Holmes and Provant will create a wellness leader across four high growth segments:

8 Management Team Henry Dubois Chief Executive Officer › Track record of accelerating value creation through improved business performance › Extensive public company experience Heather Provino Chief Strategy Officer › Deep healthcare and well-being domain expertise › Well-being industry thought leader with significant innovation & product development experience Mark Clermont President › Experienced architect of high performance corporate cultures › Proven leadership success with expertise in global growth, operational integration and transformation Steven Balthazor Chief Financial Officer › Analytical expertise specializing in complex integrations › Significant executive-level financial, operational and consulting experience Shared culture to drive growth through improving participants’ health. Combining Management Strengths Combines strategic, operational and financial expertise

9 Provant Overview Founded in 2001, Provant improves the health, well-being, and productivity of employees while helping employers make healthcare affordable. Scale › 4,400 active providers and health coaches › Over 13,000 available health professionals in network › 6,700 event locations served in 2016 › Serves 10% of Fortune 100, including 3 in Fortune 50 Services › Biometric Screenings, Health Assessments, & Vaccinations › Well-Being Platform & Advanced Data Management › Health Coaching & Advocacy › Additional Consulting & Custom Communications

› Biometric screenings › Flu vaccinations › Client management › Member platform › Advanced data management › Health coaching › Implementation management › Data & reporting, plus other ancillary services › Call center / Customer service 10 Accelerate Strategy On-site, face-to-face employee engagement Remote, ongoing employee engagement Deep expertise as a pure-play, comprehensive well-being service provider › Strategic expertise › Highly flexible and configurable solutions › Fully integrated well-being capabilities Meaningful scale with a network of thousands of health professionals across the country servicing tens of thousands of participants at more than 3,000 end-clients Enabled by proprietary technology and tech-enabled high-touch services that expand customer value proposition and increase margins › Well-being platform › Advanced data management › Integrated data analytics › Personalized interventions › Telephonic and digital therapeutics › Remote screening and flu vaccinations network › Aggregated best-in-class partners National Service Delivery Complementary Core Competencies Proprietary Technology

11 Value Creation for Shareholders Merger Expected to be Accretive to Adjusted EBITDA in Year 1 Delivers advanced and scalable data hub technology Diversifies sales channels Expands management team Infrastructure to Accelerate Growth Improves cost structure with shift towards higher margin, recurring revenue mix (e.g., Portal & Coaching) Increases scale to provide operating leverage Enhances innovation and speed to market Road Map to Profitability

12 Cost Synergies Annualized cost synergies $7+ million Through service offering overlap and enhanced scale Duplicative SG&A Screening, clinical, and coaching efficiencies Realization of technology platform capacity Annualized cost efficiencies Improves borrowing costs and structure Expands purchasing power Increased Value Proposition Optimizes facility utilization

13 Financial Overview (in millions, at December 31, 2016) Revenue Enhanced Scale and Offerings › $50 million in revenue per year from screening alone › Pure-play, comprehensive, nationwide wellness provider › Well-being platform & advanced data management › Health coaching & advocacy EBITDA In Millions HH 2016 Provant 2016 Combined Q4 2016 ($0.5) $2.6 $2.1 › Provant revenues heavily concentrated in Q4 › Both companies had combined improvement over Q4 2015 by ~$1.0mm ›+$800K HH & +$200K Provant 2016 ($3.1) ($3.1) ($6.2) › Hooper improved over 2015 by ~$1.2mm, 27% improvement Pro-forma Adjustments $2.0 $7.0 › 2016 Provant Right-Sizing One- Time Costs › Merger Synergies › Improved scale › Improvement net of estimated integration costs Pro-forma combined EBITDA $2.8 * Footnote: Provant's revenue adjusted for pass-through revenue that has no margin

14 Commitment to Customers Combined company will have 335 customers serving over 3,000 organizations Includes channel partners, direct customers, and clinical research organizations. Overview: Provide white label support services Services: Screenings, Flu Shots & Data Management Customers: Health Plans & Wellness Providers Channel Partners Overview: Comprehensive Well-Being Programs Services: Screenings, Coaching, Technology & Data Customers: Fortune 100 including 3 Fortune 50 Direct Customers Clinical Research Organizations Overview: Sample & Data Collection Customers: University of Michigan & NIH PATH Services: Screenings & Sample and Data Collection

15 $7.4 Billion Addressable Market Source: IBIS 2016 Corporate Wellness Services Industry Report 2016 TAM: $7.4bn › Total Addressable Market is expected to grow 27% in coaching services and when paired with technology platform growth expected growth at 11% and with screenings and immunizations at expected growth 8% › A combined organization of Hooper Holmes and Provant results in one of the largest pure-play well-being providers, which can capture an outsized share of this growing market by selling additional high-tech portal and coaching/disease management solutions on top of their existing screening footprint 40% Large private sector businesses 20% Mid-size private sector businesses 17% Public sector 13% Small private sector businesses 10% Nonprofit organizations TAM Screenings and HRAs $1.09 Nutrition & Weight Management $1.12 Smoking Cessation $1.09 Fitness Services $1.02 Immunizations $0.98 Alcohol and Drug Abuse $0.74 Stress Management $0.73 Health Education $0.51 Other $0.08 $7.35

16 Capital Structure/Expected Transaction Timing Shares Outstanding Shares (mm) Pre-Transaction 10.5 › Shares Issued to Provant shareholders 10.5 › $3.5mm Capital Raise from various investors 4.3 › Transaction fees expected to be paid in equity 1.2 Pro-forma shares outstanding post transaction close 26.5 Revolver $ mm Total availability $15.0 › Expected amount drawn at close $4.4 › Expected excess availability based on combined receivables at close $3.6 Term Debt $ mm Total $6.5 › Repay existing term facility, provide working capital SIGNING OF MERGER AGREEMENT SEC APPROVAL INTEGRATION EXECUTION CLOSING S-4 FILING SHAREHOLDER VOTE AND APPROVAL MAR – 2017 APR – 2017 MAY – 2017 JUNE 2017 AND BEYOND

17 Conclusion › All-stock, accretive transaction increasing scale › Expected to improve gross margins due to combined revenues › Expected to increase operational synergies; decreases cost of goods sold › Anticipated strong growth within business verticals › Anticipated $54 million in combined revenues in last 3 quarters of 2017 › Targeting $5+ million of EBITDA and positive net income in 2018 › Full spectrum of expertise combining high-touch interventions, high-value technology and comprehensive clinical services › Greater personalization, enhanced member experiences, increased engagement, and improved outcomes › Faster innovation › Advanced technology platforms › Expanded nationwide health professional network Creating Shareholder Value Enhancing Direct & Channel Partner Value